                                                                    Exhibit 20.1


OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                  REPORT DATE:   06/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER          POOL REPORT # 2
REMITTANCE REPORT                                        Page 1 of 6
REPORTING MONTH: 30-Jun-2002

                                   Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------
         Beginning                                                                           Ending          Scheduled
         Principal        Scheduled       Prepaid        Liquidated                        Principal           Gross
          Balance         Principal      Principal        Principal     Pre-Funding         Balance           Interest
--------------------------------------------------------------------------------------------------------------------------
     188,946,514.99    (387,279.36)   (1,392,578.34)         0.00      58,817,700.58    245,984,357.87     2,315,731.40
==========================================================================================================================

                                                                Transfer
                            Scheduled                             From                Amount
      Servicing             Pass Thru         Liquidation      Prefunding          Available for
         Fee                 Interest          Proceeds          Account           Distribution
-----------------------------------------------------------------------------------------------------
      157,455.43          2,158,275.97          0.00              49.42             4,095,638.52
=====================================================================================================

                                               Prefunding Account
-----------------------------------------------------------------------------------------------------------------
         Beginning                               Distribution to       Distribution to            Ending
          balance                Deposit             Seller          Certificateholders          balance
-----------------------------------------------------------------------------------------------------------------
       58,817,750.00              0.00         (58,817,700.58)             (49.42)                  0.00
=================================================================================================================

                                                   Certificate Account
-----------------------------------------------------------------------------------------------------------------

                                      Deposits
         Beginning          ---------------------------                             Investment          Ending
          Balance           Principal           Interest        Distributions        Interest          Balance
-----------------------------------------------------------------------------------------------------------------
        888,036.81         1,438,072.63       2,231,139.16     (2,966,431.51)            706.05      1,591,523.14
=================================================================================================================

                        P&I Advances at Distribution Date
------------------------------------------------------------------------------

       Beginning             (Recovered)         Current              Ending
        Balance              (Advances)         Advances             Balance
------------------------------------------------------------------------------
       18,023.15             18,023.15         695,912.88          695,912.88
==============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                 REPORT DATE:  06/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER         POOL REPORT # 2
REMITTANCE REPORT                                       Page 2 of 6
REPORTING MONTH: 30-Jun-2002

Class B Crossover Test                                                                 Test Met?
----------------------------------------------------------------                    ---------------
(a) Distribution date on or after December 2006                                            N


(b) Average 60 day Delinquency rate ***             7.0%                                #DIV/0!



(c) Cumulative losses do not exceed the following
percent of the intitial principal balance of all Certificates
                         Distribution Date
                         -----------------
                Dec 2006 - May 2008                 8.50%                                  NA
                June 2008 - May 2009                9.75%                                  NA
                June 2009 - Nov 2011               12.75%                                  NA
                Dec 2011 and thereafter            14.50%                                  NA

(d) Current realized loss ratio ***                 4.00%                                  Y

(e) Does subordinated cert. percentage equal or
    exceed                                        62.701%
    of stated scheduled pool balance

                Beginning M balances                                42,324,000.00
                Beginning B balances                                26,141,000.00
                Overcollateralization                               13,935,395.07
                                                                  ---------------
                                                                    82,400,395.07
                Divided by beginning pool
                balance                                            247,764,264.99
                                                                  ---------------
                                                                           33.258%         N
                                                                  ===============
Average 60 day delinquency ratio:

                         Over 60s           Pool Balance           %
                      ----------------------------------------------------
Current Mo                 639,428.09       245,984,357.87       0.26%
1st Preceding Mo            25,940.69       188,946,514.99       0.01%
2nd Preceding Mo                 0.00                 0.00      #DIV/0!
                                                Divided by         3
                                                             -------------
                                                                #DIV/0!
                                                             =============


Cumulative loss ratio:

                       Cumulative losses              0.00
                                         ------------------
Divided by Initial Certificate Principal    248,966,403.22      0.000%
                                                             =============




Current realized loss ratio:
                       Liquidation              Pool
                            Losses            Balance
                      -------------------------------------
Current Mo                       0.00       188,946,514.99
1st Preceding Mo                 0.00       190,148,653.22
2nd Preceding Mo                 0.00                 0.00
                      -------------------------------------
                                 0.00       126,365,056.07
                                                                0.000%
                                                             =============

*** denotes less than / equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                 REPORT DATE: 06/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER         POOL REPORT # 2
REMITTANCE REPORT                                       Page 3 of 6
REPORTING MONTH: 30-Jun-2002

                                                      Delinquency Analysis
----------------------------------------------------------------------------------------------------------------------
                                               31 to 59 days   60 to 89 days   90 days and Over       Total Delinq.
                                               -------------- --------------- ------------------  --------------------
                  No. of        Principal           Principal      Principal          Principal           Principal
                  Loans          Balance     #       Balance    #   Balance    #       Balance     #      Balance
                ------------------------------------------------------------------------------------------------------
Excluding Repos  6,020     245,961,268.87    65  1,910,897.00 18    629,817.27  1     9,610.82     84     2,550,325.09

          Repos      1          23,089.00     1     23,089.00  0          0.00  0         0.00      1        23,089.00
                ------------------------------------------------------------------------------------------------------

          Total  6,021     245,984,357.87    66  1,933,986.00 18    629,817.27  1     9,610.82     85     2,573,414.09
                ======================================================================================================

                                                                                                  1.4%            1.05%
                                                                                                ======================

                                                      Repossession Analysis
--------------------------------------------------------------------------------------------------------------
                     Active Repos               Reversal                Current Month
                     Outstanding              (Redemption)                   Repos          Cumulative Repos
               ------------------------- -----------------------    --------------------- --------------------
                          Principal                  Principal                Principal              Principal
                 #          Balance          #         Balance        #         Balance      #        Balance
               -----------------------------------------------------------------------------------------------
Excluding Repos  1          23,089.00        0              0.00      1          23,089.00   1       23,089.00

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                  REPORT DATE: 06/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER          POOL REPORT # 2
REMITTANCE REPORT
REPORTING MONTH: 30-Jun-2002                             Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                                                                                                  Current
                                                                                                            Net   Period
                   Liquidated                                              Net                             Pass     Net
  Account Customer  Principal   Sales   Insur.   Total   Repossession Liquidation Unrecov. FHA Insurance   Thru    Gain/  Cumulative
  Number    Name     Balance  Proceeds Refunds  Proceeds   Expenses     Proceeds  Advances   Coverage    Proceeds (Loss) Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                  REPORT DATE: 06/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER          POOL REPORT # 2
REMITTANCE REPORT
REPORTING MONTH: 30-Jun-2002                             Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                                                                                                                  Current
                                                                                                            Net   Period
                   Liquidated                                              Net                             Pass     Net
  Account Customer  Principal   Sales   Insur.   Total   Repossession Liquidation Unrecov. FHA Insurance   Thru    Gain/  Cumulative
  Number    Name     Balance  Proceeds Refunds  Proceeds   Expenses     Proceeds  Advances   Coverage    Proceeds (Loss) Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                                                    0.00                     0.00                            0.00   0.00
                   -----------------------------------------------------------------------------------------------------
                            -     0.00    0.00      0.00         0.00        0.00     0.00          0.00     0.00   0.00        0.00
                   =================================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                  REPORT DATE: 06/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER          POOL REPORT 2
REMITTANCE REPORT
REPORTING MONTH: 30-Jun-2002                             Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                                                      Beginning         Beginning
Senior                        Original Certificate   Certificate   Principal Shortfall   Current Principal         Current
Certificates                         Balance           Balance         Carry-Over               Due             Principal Paid
                             -------------------------------------------------------------------------------------------------------
A-1                              62,300,000.00      60,857,869.92                           1,779,907.12         1,779,907.12

A-2                              50,200,000.00      50,200,000.00                                      -                    -

A-3                              22,500,000.00      22,500,000.00                                      -                    -

A-4                              31,806,000.00      31,806,000.00                                      -                    -


                             -------------------------------------------------------------------------------------------------------
Total Certificate
 Principal Balance              166,806,000.00     165,363,869.92                 -         1,779,907.12         1,779,907.12
                             =======================================================================================================

                                                                       Accelerated
                               Ending Principal                         Principal         Ending                      Principal Paid
Senior                         Shortfall Carry-                       Distribution     Certificate                      Per $1,000
Certificates                         Over                                Amount          Balance         Pool Factor   Denomination
                             --------------------                    ---------------------------------------------------------------
A-1                                                                      741,272.20      58,336,690.60         0.94          40.47

A-2                                                                                      50,200,000.00         1.00              -

A-3                                                                                      22,500,000.00         1.00              -

A-4                                                                                      31,806,000.00         1.00              -


                             --------------------                    ----------------------------------
Total Certificate
 Principal Balance                           -                           741,272.20     162,842,690.60
                             ====================                    ==================================

                                                      Beginning         Beginning
Subordinate                   Original Certificate   Certificate   Principal Shortfall   Current Principal      Current
Certificates                        Balance            Balance          Carry-Over              Due          Principal Paid
                             -------------------------------------------------------------------------------------------------
M-1                              24,896,000.00      24,896,000.00                   -                   -                  -
M-1 Outstanding Writedown                                       -

M-2                              17,428,000.00      17,428,000.00                   -                   -                  -
M-2 Outstanding Writedown                                       -

B-1                              11,826,000.00      11,826,000.00                   -                   -                  -
B-1 Outstanding Writedown                                       -

B-2                              14,315,000.00      14,315,000.00                   -                   -                  -
B-2 Outstanding Writedown                                       -

Excess Asset
 Principal Balance               13,695,403.22      13,935,395.07
                             -------------------------------------------------------------------------------------------------
Total Excluding
 Writedown Balances              82,160,403.22      82,400,395.07                   -                   -                  -
                             =================================================================================================

All Certificates Excluding
 Writedown Balances             248,966,403.22     247,764,264.99                   -        1,779,907.12       1,779,907.12
                             =================================================================================================

                                                               Accelerated
                              Ending Principal    Current       Principal            Ending                           Principal Paid
Subordinate                  Shortfall Carry-    Writedown/    Distribution        Certificate                          Per $1,000
Certificates                        Over         (Writeup)       Amount              Balance         Pool Factor       Denomination
                             ----------------------------------------------------------------------
M-1                                          -                                     24,896,000.00          1.00                  -
M-1 Outstanding Writedown                               -                                      -

M-2                                          -                                     17,428,000.00          1.00                  -
M-2 Outstanding Writedown                               -                                      -

B-1                                          -                                     11,826,000.00          1.00                  -
B-1 Outstanding Writedown                               -                                      -

B-2                                          -                                     14,315,000.00          1.00                  -
B-2 Outstanding Writedown                               -                                      -

Excess Asset
 Principal Balance                                               (741,272.20)      14,676,667.27
                             --------------------------------------------------------------------

Total Excluding
 Writedown Balances                          -          -        (741,272.20)      83,141,667.27
                             ====================================================================

All Certificates Excluding
 Writedown Balances                          -          -                  -      245,984,357.87
                             ====================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-B                  REPORT DATE: 06/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER         POOL REPORT 2
REMITTANCE REPORT
REPORTING MONTH 30-Jun-2002                              Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                                   Interest
                                     Beginning                                Ending               Paid Per
Senior                               Carryover    Interest     Interest     Carryover               $1,000          Total Class
Certificates              Coupon      Balance     Accrued        Paid        Balance             Denomination       Distribution
                        ---------------------------------------------------------------        ------------------------------------
 A-1                     2.07000%           -    104,979.83    104,979.83            -                  1.69        2,626,159.15

 A-2                        5.19%           -    217,115.00    217,115.00            -                  4.33          217,115.00

 A-3                        6.06%           -    113,625.00    113,625.00            -                  5.05          113,625.00

 A-4                        7.09%           -    187,920.45    187,920.45            -                  5.91          187,920.45

 A-I0                       6.00%           -    304,000.00    304,000.00            -                                304,000.00
                                  -----------------------------------------------------                      --------------------

 Total                                      -    927,640.28    927,640.28            -                              3,448,819.60
                                  =====================================================                      ====================

                                            Beginning                                  Ending
 Subordinate                                Carryover       Interest      Interest    Carryover
 Certificates                      Coupon    Balance         Accrued        Paid       Balance
                                 ---------------------------------------------------------------
 M-1                                7.62%            -    158,089.60    158,089.60           -
 Writedown interest                                  -             -             -           -


 M-2                                8.50%            -    123,448.33    123,448.33           -
 Writedown interest                                  -             -             -           -


 B-1                                8.50%            -     83,767.50     83,767.50           -
 Writedown interest                                  -             -             -           -

 B-2                                9.70%            -    115,634.78    115,634.78           -
 Writedown interest                                  -             -             -           -
 Certificateholders Interest
  Carryover Amount                                   -         78.14         78.14           -

 X                                          239,991.85    741,272.20             -  981,264.05

 R                                                   -             -             -           -

 Service fee                        1.00%            -    157,455.43    157,455.43           -

 Current trustee fees                                       8,345.14      8,345.14           -
                                          -----------------------------------------------------

 Total                                      239,991.85  1,388,091.12    646,818.92  981,264.05
                                          =====================================================

 All Certificates                           239,991.85  2,315,731.40  1,574,459.20  981,264.05
                                          =====================================================

                                                                          Interest
Subordinate                                                               Paid Per
Certificates                                                                1,000.00      Total Class
                                                                        Denomination      Distribution
                                                                       -------------------------------
M-1
Writedown interest                                                              6.35        158,089.60


M-2
Writedown interest                                                              7.08        123,448.33


B-1
Writedown interest                                                              7.08         83,767.50

B-2
Writedown interest                                                              8.08        115,712.92
Certificateholders Interest
 Carryover Amount

X
                                                                                                     -
R
                                                                                                     -
Service fee
                                                                                            157,455.43
Current trustee fees
                                                                                              8,345.14
                                                                                       ---------------
Total
                                                                                            646,818.92
                                                                                       ===============
All Certificates
                                                                                          4,095,638.52
                                                                                       ===============


                                 Cumulative X Interest Carryover                            981,264.05
                                 Cumulative Accelerated Prin. Disb.                        (981,264.05)
                                                                                       ----------------
                                 Cumulative Losses                                                   -
                                                                                       ================